SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 13, 2012

SPECTRUM GROUP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11988	22-2365834
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1063 McGraw Irvine, CA (Address of principal executive offices)	92614 (Zip code)

Registrant's telephone number, including area code:  (949) 748 - 4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the annual meeting of stockholders held on December 13, 2012, the Company's stockholders approved the 2012 Stock Award and Incentive Plan (the "2012 Plan"), which was approved by our Board of Directors on October 25, 2012.
A description of the 2012 Plan and related information was set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on November 15, 2012, which description is hereby incorporated by reference.  Such description, including information summarized above, is qualified in its entirety by reference to the full text of the 2012 Plan, a copy of which is filed herewith as Exhibit 10.1
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 13, 2012, the Board of Directors adopted an amendment to its Bylaws by deleting the last sentence of Article 2.14(b) of the Bylaws, which had previously provided as follows:
“The Chairman of the Board or the Chief Executive Officer will be an ex officio member with full voting rights as a member of each committee”
Item 8.01.          Other Events.
Results of Annual Meeting
At the annual meeting of stockholders of the Company held on December 13, 2013 (the “Annual Meeting”), the Company's stockholders elected the following persons to the Company's Board of Directors, to hold office for a term of one year and until their respective successors have been duly elected and qualified:
Joel R. Anderson
Antonio Arenas
Jeffrey D. Benjamin
Ellis Landau
William Montgomery
John U. Moorhead
Jess M. Ravich
Gregory N. Roberts

The Company's stockholders also ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2013. In addition, the Company's stockholders approved the 2012 Stock Award and Incentive Plan, as more fully set forth in Item 5.02(e).

Appointment of Committee Members and Re-Appointment of Officers

At the Company's Board of Directors' meeting held on December 13, 2013, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman
William Montgomery
John U. Moorhead
Jess M. Ravich

Compensation Committee

John U. Moorhead, Chairman
Ellis Landau
Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman
William Montgomery
John U. Moorhead

The Board also adopted a resolution providing that Mr. Benjamin, non-Executive Chairman of the Board, shall be a non-voting ex officio member of each of the constituted committees of the Board of Directors.
In addition, the Board of Directors also re-appointed the following officers to the positions set forth below opposite their respective names:

President and Chief Executive Officer     Gregory N. Roberts
Chief Financial Officer and     Paul Soth
Executive Vice President

General Counsel         Carol Meltzer
and Secretary

Chief Accounting Officer             Arthur Hamilton
and Executive Vice President

Item 9.01. Exhibits.
3.2        Amendment to Bylaws

10.1    2012 Stock Award and Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 18, 2012

SPECTRUM GROUP INTERNATIONAL, INC.

By:	/s/ Carol Meltzer
Name:	Carol Meltzer
Title:	General Counsel and Secretary